SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2006
GOVERNMENT PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-31962	20-0611663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13625 California Street, Suite 310, Omaha, Nebraska	68154

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (402) 391-0010

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release
Supplemental Operating and Financial Data

Item 2.02. Results of Operations and Financial Condition
     On November 1, 2006, Government Properties Trust, Inc. (the “Company”) announced its financial results for the three and nine months ended September 30, 2006. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data package is furnished as Exhibit 99.2 to this report on Form 8-K.
     The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES TRUST, INC.
Date: November 1, 2006	By:	/s/ Nancy D. Olson
Nancy D. Olson
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Government Properties Trust, Inc. Press Release dated November 1, 2006

99.2	Government Properties Trust, Inc. Quarter Ended September 30, 2006 Supplemental Operating and Financial Data